EXHIBIT 9(h)

                              JANUS INVESTMENT FUND

                            ADMINISTRATION AGREEMENT

                             JANUS MONEY MARKET FUND


     THIS ADMINISTRATION AGREEMENT (the "Agreement") is made this 9th day of December, 1994, and amended on September 10, 1996, between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), on behalf of Janus Money Market Fund (the "Fund"), a separate series of the Trust and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; and

     WHEREAS, the Fund may offer shares in multiple classes representing interest in the same portfolio of investments but having potentially different distribution charges, exchange rights and investment minimum requirements (the "Classes"); and

     WHEREAS, the Trust and JCC have entered into a separate agreement for the provision of investment advisory services; and

     WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the administration of the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Administrative Services. JCC shall provide, or arrange for and supervise the provision by others of the following services to the Fund that are incidental to its operations and business and appropriate for its Classes: custody, transfer agency, and fund accounting services; shareholder servicing; provision of office facilities and personnel necessary to carry on the business of the Fund; preparation and filing of all documents necessary to obtain and maintain registration and qualification of the shares of each Class with the Securities and Exchange Commission and state securities commissions; clerical, recordkeeping and bookkeeping services; preparation of reports for distribution to shareholders of the Fund; preparation of prospectuses, statements of additional information and proxy statements for the Fund or any Class thereof; preparation and filing of the Fund's required tax reports; preparation of materials for all meetings of the Trustees (as such materials pertain to a Fund or any Class thereof); preparation and review of contracts to which the Fund is a party; monitoring and reporting to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information of the Fund.

     2. Other Services. JCC is hereby authorized to furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Fund shall determine to be desirable.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          a. to keep JCC continuously and fully informed as to the composition of the Fund's investment portfolio and the nature of all of its assets and liabilities from time to time;

          b. to furnish JCC with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          c. to furnish JCC with certified copies of the minutes of any and all meetings of the Trustees of the Trust, together with any exhibits presented to the Trustees at such meetings;

          d. to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its functions under this Agreement; and

          e. to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Fund shall pay JCC, for the administrative services provided to the Fund or to any Class, fees calculated in the manner set forth on Appendix A hereto. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses Borne by JCC. Except for those expenses borne by the Trust pursuant to Section 6 below, JCC shall bear all expenses incurred in connection with the operation of the Fund.

     6. Expenses Borne by the Trust. The Trust shall bear the following expenses: any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC ("Independent Trustees"); fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholder meetings, including the preparation, printing and distribution of proxy statements, notices and reports to shareholders; any litigation and other extraordinary expenses.

     7. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Trust acting by vote of at least a majority of its outstanding voting securities (as defined in the 1940 Act), provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business.

     8. Term. This Agreement shall continue in effect until June 16, 1996, and for successive annual periods thereafter unless sooner terminated in accordance with Section 7 hereof.

     9. Amendments. This Agreement may be amended by the parties only if such amendment is in writing and signed by the parties to this Agreement.

     10. Allocation of Expenses.

          a. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between each Fund and the other series of the Trust.

          b. The Trustees shall determine the basis for making an appropriate allocation of the Fund's expenses (other than those directly attributable to a Class) between each Class of the Fund.

          c. JCC will furnish to the Trustees such information as to the nature and amounts of the expenses incurred by JCC in performing its obligations under this Agreement as the Trustees may reasonably require in order to enable the Trustees to allocate expenses as provided in paragraphs (a) and (b) of this Section 10.

     11. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     12. Limitation of Liability of JCC. JCC shall not be liable for any error of judgment or mistake of law, for any loss arising out of this Agreement, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCC" shall include any affiliate of JCC or any other person retained by JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates or any such person.

     13. Activities of JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Administration Agreement as of the date and year first above written.



                                        JANUS CAPITAL CORPORATION


                                        By:  /s/ Steven R. Goodbarn
                                        Name:  Steven R. Goodbarn
                                        Title:  Vice President



                                        JANUS INVESTMENT FUND


                                        By:  /s/ Thomas H. Bailey
                                        Name:  Thomas H. Bailey
                                        Title:  President

                                                Revised as of September 10, 1996

                                   APPENDIX A

In accordance with Section 4 of this Agreement, the Fund shall compensate JCC for services provided to each Class of the Fund in accordance with the following schedule:

I. JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.15% of the closing aggregate net asset value of the shares of such Class for each day of such month.

II. JANUS MONEY MARKET FUND - INVESTOR SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.50% of the closing aggregate net asset value of the shares of each such Class for each day of such month.

III. JANUS MONEY MARKET FUND - SERVICE SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.40% of the closing aggregate net asset value of the shares of such Class for each day of such month.

                              JANUS INVESTMENT FUND

                            ADMINISTRATION AGREEMENT

                       JANUS GOVERNMENT MONEY MARKET FUND


     THIS ADMINISTRATION AGREEMENT (the "Agreement") is made this 9th day of December, 1994, and amended on September 10, 1996, between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), on behalf of Janus Government Money Market Fund (the "Fund"), a separate series of the Trust and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; and

     WHEREAS, the Fund may offer shares in multiple classes representing interest in the same portfolio of investments but having potentially different distribution charges, exchange rights and investment minimum requirements (the "Classes"); and

     WHEREAS, the Trust and JCC have entered into a separate agreement for the provision of investment advisory services; and

     WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the administration of the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Administrative Services. JCC shall provide, or arrange for and supervise the provision by others of the following services to the Fund that are incidental to its operations and business and appropriate for its Classes: custody, transfer agency, and fund accounting services; shareholder servicing; provision of office facilities and personnel necessary to carry on the business of the Fund; preparation and filing of all documents necessary to obtain and maintain registration and qualification of the shares of each Class with the Securities and Exchange Commission and state securities commissions; clerical, recordkeeping and bookkeeping services; preparation of reports for distribution to shareholders of the Fund; preparation of prospectuses, statements of additional information and proxy statements for the Fund or any Class thereof; preparation and filing of the Fund's required tax reports; preparation of materials for all meetings of the Trustees (as such materials pertain to a Fund or any Class thereof); preparation and review of contracts to which the Fund is a party; monitoring and reporting to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information of the Fund.

     2. Other Services. JCC is hereby authorized to furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Fund shall determine to be desirable.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          a. to keep JCC continuously and fully informed as to the composition of the Fund's investment portfolio and the nature of all of its assets and liabilities from time to time;

          b. to furnish JCC with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          c. to furnish JCC with certified copies of the minutes of any and all meetings of the Trustees of the Trust, together with any exhibits presented to the Trustees at such meetings;

          d. to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its functions under this Agreement; and

          e. to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Fund shall pay JCC, for the administrative services provided to the Fund or to any Class, fees calculated in the manner set forth on Appendix A hereto. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses Borne by JCC. Except for those expenses borne by the Trust pursuant to Section 6 below, JCC shall bear all expenses incurred in connection with the operation of the Fund.

     6. Expenses Borne by the Trust. The Trust shall bear the following expenses: any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC ("Independent Trustees"); fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholder meetings, including the preparation, printing and distribution of proxy statements, notices and reports to shareholders; any litigation and other extraordinary expenses.

     7. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Trust acting by vote of at least a majority of its outstanding voting securities (as defined in the 1940 Act), provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business.

     8. Term. This Agreement shall continue in effect until June 16, 1996, and for successive annual periods thereafter unless sooner terminated in accordance with Section 7 hereof.

     9. Amendments. This Agreement may be amended by the parties only if such amendment is in writing and signed by the parties to this Agreement.

     10. Allocation of Expenses.

          a. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between each Fund and the other series of the Trust.

          b. The Trustees shall determine the basis for making an appropriate allocation of the Fund's expenses (other than those directly attributable to a Class) between each Class of the Fund.

          c. JCC will furnish to the Trustees such information as to the nature and amounts of the expenses incurred by JCC in performing its obligations under this Agreement as the Trustees may reasonably require in order to enable the Trustees to allocate expenses as provided in paragraphs (a) and (b) of this Section 10.

     11. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     12. Limitation of Liability of JCC. JCC shall not be liable for any error of judgment or mistake of law, for any loss arising out of this Agreement, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCC" shall include any affiliate of JCC or any other person retained by JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates or any such person.

     13. Activities of JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Administration Agreement as of the date and year first above written.



                                        JANUS CAPITAL CORPORATION


                                        By:  /s/ Steven R. Goodbarn
                                        Name:  Steven R. Goodbarn
                                        Title:  Vice President



                                        JANUS INVESTMENT FUND


                                        By:  /s/ Thomas H. Bailey
                                        Name:  Thomas H. Bailey
                                        Title:  President

                                                Revised as of September 10, 1996

                                   APPENDIX A

In accordance with Section 4 of this Agreement, the Fund shall compensate JCC for services provided to each Class of the Fund in accordance with the following schedule:

I. JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.15% of the closing aggregate net asset value of the shares of such Class for each day of such month.

II. JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.50% of the closing aggregate net asset value of the shares of each such Class for each day of such month.

III. JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.40% of the closing aggregate net asset value of the shares of such Class for each day of such month.

                              JANUS INVESTMENT FUND

                            ADMINISTRATION AGREEMENT

                       JANUS TAX-EXEMPT MONEY MARKET FUND


     THIS ADMINISTRATION AGREEMENT (the "Agreement") is made this 9th day of December, 1994, and amended on September 10, 1996, between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), on behalf of Janus Tax-Exempt Money Market Fund (the "Fund"), a separate series of the Trust and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; and

     WHEREAS, the Fund may offer shares in multiple classes representing interest in the same portfolio of investments but having potentially different distribution charges, exchange rights and investment minimum requirements (the "Classes"); and

     WHEREAS, the Trust and JCC have entered into a separate agreement for the provision of investment advisory services; and

     WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the administration of the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Administrative Services. JCC shall provide, or arrange for and supervise the provision by others of the following services to the Fund that are incidental to its operations and business and appropriate for its Classes: custody, transfer agency, and fund accounting services; shareholder servicing; provision of office facilities and personnel necessary to carry on the business of the Fund; preparation and filing of all documents necessary to obtain and maintain registration and qualification of the shares of each Class with the Securities and Exchange Commission and state securities commissions; clerical, recordkeeping and bookkeeping services; preparation of reports for distribution to shareholders of the Fund; preparation of prospectuses, statements of additional information and proxy statements for the Fund or any Class thereof; preparation and filing of the Fund's required tax reports; preparation of materials for all meetings of the Trustees (as such materials pertain to a Fund or any Class thereof); preparation and review of contracts to which the Fund is a party; monitoring and reporting to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information of the Fund.

     2. Other Services. JCC is hereby authorized to furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Fund shall determine to be desirable.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          a. to keep JCC continuously and fully informed as to the composition of the Fund's investment portfolio and the nature of all of its assets and liabilities from time to time;

          b. to furnish JCC with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          c. to furnish JCC with certified copies of the minutes of any and all meetings of the Trustees of the Trust, together with any exhibits presented to the Trustees at such meetings;

          d. to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its functions under this Agreement; and

          e. to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Fund shall pay JCC, for the administrative services provided to the Fund or to any Class, fees calculated in the manner set forth on Appendix A hereto. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses Borne by JCC. Except for those expenses borne by the Trust pursuant to Section 6 below, JCC shall bear all expenses incurred in connection with the operation of the Fund.

     6. Expenses Borne by the Trust. The Trust shall bear the following expenses: any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC ("Independent Trustees"); fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholder meetings, including the preparation, printing and distribution of proxy statements, notices and reports to shareholders; any litigation and other extraordinary expenses.

     7. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Trust acting by vote of at least a majority of its outstanding voting securities (as defined in the 1940 Act), provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business.

     8. Term. This Agreement shall continue in effect until June 16, 1996, and for successive annual periods thereafter unless sooner terminated in accordance with Section 7 hereof.

     9. Amendments. This Agreement may be amended by the parties only if such amendment is in writing and signed by the parties to this Agreement.

     10. Allocation of Expenses.

          a. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between each Fund and the other series of the Trust.

          b. The Trustees shall determine the basis for making an appropriate allocation of the Fund's expenses (other than those directly attributable to a Class) between each Class of the Fund.

          c. JCC will furnish to the Trustees such information as to the nature and amounts of the expenses incurred by JCC in performing its obligations under this Agreement as the Trustees may reasonably require in order to enable the Trustees to allocate expenses as provided in paragraphs (a) and (b) of this Section 10.

     11. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     12. Limitation of Liability of JCC. JCC shall not be liable for any error of judgment or mistake of law, for any loss arising out of this Agreement, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCC" shall include any affiliate of JCC or any other person retained by JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates or any such person.

     13. Activities of JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Administration Agreement as of the date and year first above written.



                                        JANUS CAPITAL CORPORATION


                                        By:  /s/ Steven R. Goodbarn
                                        Name:  Steven R. Goodbarn
                                        Title:  Vice President



                                        JANUS INVESTMENT FUND


                                        By:  /s/ Thomas H. Bailey
                                        Name:  Thomas H. Bailey
                                        Title:  President

                                                Revised as of September 10, 1996

                                   APPENDIX A

In accordance with Section 4 of this Agreement, the Fund shall compensate JCC for services provided to each Class of the Fund in accordance with the following schedule:

I. JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.15% of the closing aggregate net asset value of the shares of such Class for each day of such month.

II. JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.50% of the closing aggregate net asset value of the shares of each such Class for each day of such month.

III. JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES will pay to JCC for its administrative services a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/365 of 0.40% of the closing aggregate net asset value of the shares of such Class for each day of such month.

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